CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                      SECTION 906 OF THE SARBANES-OXLEY ACT

I, Nils Tuchschmid, Principal Executive Officer of Credit Suisse Alternative Capital Tactical Trading Institutional Fund, LLC (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    June 8, 2006                         /s/ Nils Tuchschmid
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                                    Nils Tuchschmid, Principal Executive Officer
                                    (principal executive officer)

I, Edward Poletti, Chief Financial Officer and Treasurer of Credit Suisse Alternative Capital Tactical Trading Institutional Fund, LLC (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    June 8, 2006                         /s/ Edward Poletti
     ----------------------         --------------------------------------------
                                    Edward Poletti, Chief Financial Officer and
                                    Treasurer
                                   (principal financial officer)